UNITED STATES DISTRICT COURT

07 CV 865

SOUTHERN DISTRICT OF NEW YORK

______________________________________________________

SECURITIES AND EXCHANGE COMMISSION,

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Plaintiff,

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05 Civ. _________ (___)

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v.

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RENAISSANCERE HOLDINGS LTD.,

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Defendant.

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______________________________________________________

FINAL JUDGMENT AS TO DEFENDANT RENAISSANCERE HOLDINGS LTD.

The Securities and Exchange Commission having filed a Complaint, and Defendant RenaissanceRe Holdings Ltd. (“Defendant”) having entered a general appearance; consented to the Court’s jurisdiction over Defendant and the subject matter of this action; consented to entry of this Final Judgment without admitting or denying the allegations of the Complaint (except as to jurisdiction); waived findings of fact and conclusions of law; and waived any right to appeal from this Final Judgment:

I.

IT IS HEREBY ORDERED, ADJUDGED, AND DECREED that Defendant and its agents, servants, employees, attorneys, and all persons in active concert or participation with them who receive actual notice of this Final Judgment by personal service or otherwise are permanently restrained and enjoined from violating Section 17(a) of the Securities Act [15 U.S.C. § 77q(a)] in the offer or sale of any security by the use of any means or instruments of transportation or communication in interstate commerce or by use of the mails, directly or indirectly:

(a)

to employ any device, scheme, or artifice to defraud;

(b)

to obtain money or property by means of any untrue statement of a material fact or any omission of a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading; or

(c)

to engage in any transaction, practice, or course of business which operates or would operate as a fraud or deceit upon the purchaser.

II.

IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that Defendant and its agents, servants, employees, attorneys, and all persons in active concert or participation with them who receive actual notice of this Final Judgment by personal service or otherwise are permanently restrained and enjoined from violating, directly or indirectly, Section 10(b) of the Exchange Act [15 U.S.C. § 78j(b)] and Rule 10b-5 [17 C.F.R. § 240.10b-5] promulgated thereunder, by using any means or instrumentality of interstate commerce, or of the mails, or of any facility of any national securities exchange, in connection with the purchase or sale of any security:

(a)

to employ any device, scheme, or artifice to defraud;

(b)

to make any untrue statement of a material fact or to omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading; or

(c)

to engage in any act, practice, or course of business which operates or would operate as a fraud or deceit upon any person.

III.

IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that Defendant and its agents, servants, employees, attorneys, and all persons in active concert or participation with them who receive actual notice of this Final Judgment by personal service or otherwise are permanently restrained and enjoined from violating Section 13(a) of the Exchange Act [15 U.S.C. § 78m(a)] or Rules 12b-20, 13a-1 or 13a-13 [17 C.F.R. §§ 240.12b-20, 240.13a-1 and 240.13a-13] promulgated thereunder, by:

(A)

failing to file with the Commission any report required to be filed with the Commission pursuant to Section 13(a) of the Exchange Act [15 U.S.C. §78m(a)], and the rules and regulations promulgated thereunder; or

(B)

filing with the Commission a report required to be filed with the Commission pursuant to Section 13(a) of the Exchange Act [15 U.S.C. §78m(a)] and the rules and regulations promulgated thereunder that (1) contains an untrue statement of material fact; (2) fails to include, in addition to the information required to be stated in such report, such further material information as may be necessary to make the required statements, in light of the circumstances under which they are made, not misleading; or (3) fails to disclose any information required to be disclosed therein.

IV.

IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that Defendant and its agents, servants, employees, attorneys, and all persons in active concert or participation with them who receive actual notice of this Final Judgment by personal service or otherwise are permanently restrained and enjoined from violating Section 13(b)(2) of the Exchange Act [15 U.S.C. § 78m(b)(2)] and Rule 13b2-1 [17 C.F.R. § 240.13b2-1] thereunder by:

(A)

failing to make and keep books, records and accounts, which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of an issuer;

(B)

failing to devise and maintain a system of internal accounting controls sufficient to provide reasonable assurances that

(1)

transactions are executed in accordance with management’s general or specific authorization;

(2)

transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles, or any other criteria applicable to such statements, and to maintain accountability for assets;

(3)

access to assets is permitted only in accordance with management’s general or specific authorization; and

(4)

the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; or

(C)

falsifying, or causing to be falsified, any book, record or account subject to Section 13(b)(2)(A) of the Exhange Act [15 U.S.C. § 78m(b)(2)(A)].

V.

IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that Defendant shall disgorge $1, representing profits gained as a result of the conduct alleged in the Complaint, pursuant to Section 21(d)(5) of the Exchange Act [15 U.S.C. § 78u(d)(5)] and pay a civil penalty in the amount of $15 million pursuant to Section 21(d)(3) of the Exchange Act [15 U.S.C. § 78u(d)(3)]. Defendant shall satisfy this obligation by paying a total of $15,000,001 within ten business days of the entry of this Final Judgment to the Clerk of this Court by means of a certified check, bank cashier’s check, or United States postal money order payable to the Clerk of the Court, together with a cover letter identifying RenaissanceRe Holdings Ltd. as a defendant in this action; setting forth the title and civil action number of this action and the name of this Court; and specifying that payment is made pursuant to this Final Judgment. Defendant shall simultaneously transmit photocopies of such payment and letter to the Commission’s counsel in this action, Robert J. Keyes, U.S. Securities and Exchange Commission, Northeast Regional Office, 3 World Financial Center, Room 4300, New York, New York 10281-1022. Defendant shall pay post-judgment interest on any delinquent amounts pursuant to 28 USC § 1961. By making this payment, Defendant relinquishes all legal and equitable right, title, and interest in such funds, and no part of the funds shall be returned to Defendant. The Clerk shall deposit the funds into an interest bearing account with the Court Registry Investment System (“CRIS”). These funds, together with any interest and income earned thereon (collectively, “the Fund”), shall be held by the CRIS until further order of the Court. In accordance with 28 U.S.C. § 1914 and the guidelines set by the Director of the Administrative Office of the United States Courts, the Clerk is directed, without further order of this Court, to deduct from the income earned on the money in the Fund a fee equal to ten percent of the income earned on the Fund. Such fee shall not exceed that authorized by the Judicial Conference of the United States.

The Commission may by motion propose a plan to distribute the Fund subject to the Court’s approval. Such a plan may provide that the Fund shall be distributed pursuant to the Fair Fund provisions of Section 308(a) of the Sarbanes-Oxley Act of 2002. Regardless of whether any such Fair Fund distribution is made, amounts ordered to be paid as civil penalties pursuant to this Judgment shall be treated as penalties paid to the government for all purposes, including all tax purposes. To preserve the deterrent effect of the civil penalty, Defendant shall not, after offset or reduction of any award of compensatory damages in any Related Investor Action based on Defendant’s payment of disgorgement in this action, argue that it is entitled to, nor shall it further benefit by, offset or reduction of such compensatory damages award by the amount of any part of Defendant’s payment of a civil penalty in this action (“Penalty Offset”). If the court in any Related Investor Action grants such a Penalty Offset, Defendant shall, within 30 days after entry of a final order granting the Penalty Offset, notify the Commission’s counsel in this action and pay the amount of the Penalty Offset to the United States Treasury or to a Fair Fund, as the Commission directs. Such a payment shall not be deemed an additional civil penalty and shall not be deemed to change the amount of the civil penalty imposed in this Judgment. For purposes of this paragraph, a “Related Investor Action” means a private damages action brought against Defendant by or on behalf of one or more investors based on substantially the same facts as alleged in the Complaint in this action.

VI.

IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that the Consent is incorporated herein with the same force and effect as if fully set forth herein, and that Defendant shall comply with all of the undertakings and agreements set forth therein.

VII.

IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that this Court shall retain jurisdiction of this matter for the purposes of enforcing the terms of this Final Judgment.

VIII.

There being no just reason for delay, pursuant to Rule 54(b) of the Federal Rules of Civil Procedure, the Clerk is ordered to enter this Final Judgment forthwith and without further notice.

SO ORDERED.

Dated:

October ___, 2005
New York, New York

____________________________________
UNITED STATES DISTRICT JUDGE

CONSENT AND UNDERTAKINGS OF DEFENDANT

RENAISSANCERE HOLDINGS LTD.

1.

Defendant RenaissanceRe Holdings Ltd. (“Defendant”) waives service of a summons and the complaint in this action, enters a general appearance, and admits the Court’s jurisdiction over Defendant and over the subject matter of this action.

2.

Without admitting or denying the allegations of the Complaint (except as to personal and subject matter jurisdiction, which Defendant admits), Defendant hereby consents to the entry of the Final Judgment in the form attached hereto (the “Final Judgment”) and incorporated by reference herein, which, among other things:

a.

permanently restrains and enjoins Defendant from violation of Section 17(a) of the Securities Act of 1933 (“Securities Act”), Sections 10(b), 13(a), and 13(b)(2) of the Securities Exchange Act of 1934 (“Exchange Act”), and Rules 10b-5, 13b2-1, 12b-20, 13a-1, and 13a-13;

b.

orders Defendant to pay disgorgement in the amount of $1.00; and

c.

orders Defendant to pay a civil penalty in the amount of $15 million under Section 21(d)(3) of the Exchange Act.

3.

Defendant acknowledges that the civil penalty paid pursuant to the Final Judgment may be distributed pursuant to the Fair Fund provisions of Section 308(a) of the Sarbanes-Oxley Act of 2002. Regardless of whether any such Fair Fund distribution is made, the civil penalty shall be treated as a penalty paid to the government for all purposes, including all tax purposes. To preserve the deterrent effect of the civil penalty, Defendant agrees that it shall not, after offset or reduction of any award of compensatory damages in any Related Investor Action based on Defendant’s payment of disgorgement in this action, argue that it is entitled to, nor shall it further benefit by, offset or reduction of such compensatory damages award by the amount of any part of Defendant’s payment of a civil penalty in this action (“Penalty Offset”). If the court in any Related Investor Action grants such a Penalty Offset, Defendant agrees that it shall, within 30 days after entry of a final order granting the Penalty Offset, notify the Commission’s counsel in this action and pay the amount of the Penalty Offset to the United States Treasury or to a Fair Fund, as the Commission directs. Such a payment shall not be deemed an additional civil penalty and shall not be deemed to change the amount of the civil penalty imposed in this action. For purposes of this paragraph, a “Related Investor Action” means a private damages action brought against Defendant by or on behalf of one or more investors based on substantially the same facts as alleged in the Complaint in this action.

4.

Defendant agrees that it shall not seek or accept, directly or indirectly, reimbursement or indemnification from any source, including but not limited to payment made pursuant to any insurance policy, with regard to any civil penalty amounts that Defendant pays pursuant to the Final Judgment, regardless of whether such penalty amounts or any part thereof are added to a distribution fund or otherwise used for the benefit of investors. Defendant further agrees that it shall not claim, assert, or apply for a tax deduction or tax credit with regard to any federal, state, or local tax for any penalty amounts that Defendant pays pursuant to the Final Judgment, regardless of whether such penalty amounts or any part thereof are added to a distribution fund or otherwise used for the benefit of investors.

5.

Defendant agrees to comply with the following undertakings:

a.

In accordance with the procedure specified in paragraph 5.b. below, Defendant will retain, pay for, and enter into an agreement with an independent consultant, not unacceptable to the Commission Staff (“Independent Consultant”), to conduct a comprehensive review of the areas specified in subparagraph i. below, and to make recommendations to Defendant’s Board of Directors, after consultation with the Commission Staff, regarding best practices in these areas. The agreement with the Independent Consultant shall contain the following provisions:

i.

The Independent Consultant shall review:

A.

The design and implementation of (1) the review conducted on behalf of the Independent Members of Defendant’s Board of Directors by its counsel in respect of whether any insurance or reinsurance transaction entered into by Defendant between January 1, 2000 through December 31, 2004 (excluding the transaction entered into with Inter-Ocean Reinsurance Co., Ltd. in 2001) was accounted for improperly by Defendant (the “Independent Directors’ Review”) and (2) the additional audit testing conducted by Ernst & Young LLP (“E&Y”) in connection with E&Y’s audit of Defendant’s financial statements for the fiscal year ended December 31, 2004, involving E&Y’s review of Defendant’s ceded reinsurance contracts written in the period 2001 to 2004 and a sample of specialty reinsurance contracts written in the period 2001 to 2004 (the “2004 Additional Audit Procedures”);

B.

Defendant’s current internal accounting controls (the Independent Consultant may, if appropriate, rely on Defendant’s independent accountant’s report on the effectiveness of Defendant’s internal accounting controls pursuant to Section 404 of the Sarbanes-Oxley Act) and its internal controls over financial reporting;

C.

The transaction review function of Defendant’s senior management controls committee (“the transaction review function”), as described below in paragraph g., including the policies and procedures adopted by the Committee and Defendant’s implementation of and compliance with those policies and procedures;

D.

Defendant’s internal audit department, compliance function, and disclosure committee;

E.

Defendant’s policies, procedures and training concerning non-traditional insurance products, including products and services described below in footnote 1;

F.

Defendant’s ethics and compliance policies, including its whistleblower policy; and

G.

Defendant’s records management and retention policies and procedures.

ii.

The Independent Consultant shall issue a report to the Commission Staff and Defendant’s Board of Directors, or the audit committee thereof, within three months of appointment, provided, however, that the Independent Consultant may seek to extend the review for one or more additional three-month terms if, during the pendency of the review, the Independent Consultant seeks the extension from the Commission Staff, and the Commission Staff determines that an extension is reasonable and warranted. The report shall set forth:  (1) the Independent Consultant’s findings on whether the Independent Directors’ Review and the 2004 Additional Audit Procedures were reasonably designed and implemented and, if not, any recommendations for further review to determine whether any non-traditional insurance product1 bought or sold by Defendant between January 1, 2000 through December 31, 2004 (excluding the transaction entered into with Inter-Ocean Reinsurance Co., Ltd. in 2001) was accounted for improperly by Defendant; and (2) any recommendations regarding best practices in the areas specified in subparagraph i., above. The Report shall address the areas specified in subparagraph i., above, and shall include a description of the review performed, the conclusions reached, the Independent Consultant’s recommendations for any changes in or improvements to Defendant’s policies and procedures the Independent Consultant reasonably deems necessary to conform to the law and best practices and a procedure for implementing the recommended changes in or improvements to Defendant’s policies and procedures.

iii.

The Independent Consultant shall issue a report to the Commission Staff and to Defendant’s Board of Directors, or the audit committee thereof, ninety days after the issuance of the Independent Consultant’s report

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1

Such non-traditional products shall include any insurance product or service that was purchased or sold by Defendant with a primary purpose of enabling Defendant or a counter-party to obtain an accounting or financial reporting result, including, but not limited to, transferring financial assets off of Defendant’s or a counter-party’s balance sheet, extinguishing liabilities, avoiding charges or credits to Defendant’s or a counterparty’s financial statements, deferring the recognition of income, earnings, or a known and quantifiable loss, or transferring risk through an insurance transaction in which a material term relating to such risk transfer (whether or not legally enforceable) is not reflected in the formal written contractual documentation for the transaction.

described in paragraph ii. above, and each three months thereafter, on the implementation of the recommendations described in subparagraph ii., above.

iv.

In addition to the reports identified above, the Independent Consultant shall provide the Commission Staff and the Board of Directors, or the audit committee thereof, with such documents or other information concerning the areas identified in subparagraph i., above, as any of them may request during the pendency or at the conclusion of the review.

v.

The Independent Consultant shall have reasonable access to all of Defendant’s books and records, and the ability to meet privately with Defendant’s personnel. Defendant may not assert the attorney-client privilege, the protection of the work-product doctrine, or any privilege as a ground for not providing the Independent Consultant with contemporaneous documents or other information related to the matters that are the subject of the review. Defendant shall instruct and otherwise encourage its officers, directors, and employees to cooperate fully with the review conducted by the Independent Consultant, and inform its officers, directors, and employees that failure to cooperate with the review will be grounds for dismissal, other disciplinary actions, or other appropriate actions.

vi.

The Independent Consultant shall have the right, as reasonable and necessary in his or her judgment, to retain, at Defendant’s expense, attorneys, accountants, and other persons or firms, other than officers, directors, or employees of Defendant, to assist in the discharge of his or her obligations under the undertakings. Defendant shall pay all reasonable fees and expenses (as reasonably documented) of any persons or firms retained by the Independent Consultant. To the extent the Independent Consultant seeks to retain an accounting firm, he or she shall choose an accounting firm in consultation with the Commission Staff.

vii.

The Independent Consultant shall make and keep notes of interviews conducted, and keep a copy of documents gathered, in connection with the performance of his or her responsibilities, and require all persons and firms retained to assist the Independent Consultant to do so as well.

viii.

The Independent Consultant’s relationship with Defendant shall not be treated as one between an attorney and client. The Independent Consultant will not assert the attorney-client privilege, the protection of the work-product doctrine, or any privilege as a ground for not providing any information obtained in the review sought by the Commission Staff.

ix.

If the Independent Consultant determines that he or she has a conflict with respect to one or more of the areas described in paragraph 5.a.i. or otherwise, he or she shall delegate his or her responsibilities with respect to that subject to a person who is chosen by the Independent Consultant but who is not unacceptable to the Commission Staff.

x.

For the period of engagement and for a period of two years from completion of the engagement, the Independent Consultant shall not enter into any employment, consultant, attorney-client, auditing or other professional relationship with Defendant, or any of its present or former affiliates, directors, officers, employees, or agents acting in their capacity as such; and shall require that any firm with which the Independent Consultant is affiliated or of which the Independent Consultant is a member, or any person engaged to assist the Independent Consultant in performance of the Independent Consultant’s duties under the Final Judgment not, without prior written consent of the Commission Staff, enter into any employment, consultant, attorney-client, auditing or other professional relationship with Defendant, or any of its present or former affiliates, directors, officers, employees, or agents acting in their capacity as such for the period of the engagement and for a period of two years after the engagement. For the purposes of this section, representation of a person or firm insured by Defendant shall not be deemed a professional relationship with Defendant.

b.

Within forty-five days of the date of entry of the Final Judgment, Defendant will submit to the Commission Staff a proposal setting forth the identity, qualifications, and proposed terms of retention of the Independent Consultant. The Independent Consultant’s compensation and expenses shall be borne exclusively by Defendant, and shall not be deducted from any amount due under the provisions of the Final Judgment. The Commission Staff, within thirty days of such notice, will either (a) deem Defendant’s choice of Independent Consultant and proposed terms of retention acceptable or (b) require Defendant to propose an alternative Independent Consultant and/or revised proposed terms of retention within fifteen days. This process will continue, as necessary, until Defendant has selected an Independent Consultant and retention terms that are not unacceptable to the Commission Staff.

c.

Defendant shall adopt all recommendations contained in the report of the Independent Consultant referred to in paragraph 5.a.ii., above; provided, however, that within forty-five days of receipt of the report, Defendant shall in writing advise the Independent Consultant and the Commission Staff of any recommendations that it considers to be unnecessary or inappropriate. With respect to any recommendation that Defendant considers unnecessary or inappropriate, Defendant need not adopt that recommendation at that time but shall propose in writing an alternative policy, procedure or system designed to achieve the same objective or purpose.

d.

As to any recommendation with respect to Defendant’s policies and procedures on which the company and the Independent Consultant do not agree, such parties shall attempt in good faith to reach an agreement within ninety days of the issuance of the Independent Consultant’s report. In the event Defendant and the Independent Consultant are unable to agree on an alternative proposal acceptable to the Commission Staff, Defendant will abide by the determinations of the Independent Consultant.

e.

Defendant, including the Board of Directors and committees of the Board of Directors of Defendant, shall not assert the attorney-client privilege, the protection of the work-product doctrine, or any privilege as a ground for not providing any documents, information, or testimony requested by the

Commission Staff deemed necessary by the Independent Consultant for his or her review.

f.

Defendant shall retain the Independent Consultant for a period of eighteen months from the date of appointment. If, at the conclusion of this eighteen-month period, less than all recommended reforms (to the extent deemed significant by the Commission Staff) have been substantially implemented for at least two successive quarters, the Commission Staff may, in its discretion, direct Defendant to extend the Independent Consultant’s term of appointment until such time as all recommended reforms (to the extent deemed significant by the Commission Staff) have been substantially implemented for at least two successive quarters.

g.

Defendant shall establish a transaction review function of the senior management controls committee, which will report to Defendant’s independent directors (or a committee comprised exclusively of independent directors), with a copy of any such report, if in writing, to Defendant’s CEO, to review and determine the appropriateness of certain transactions proposed to be undertaken by Defendant after the date of the Final Judgment.

i.

The senior management controls committee will be composed of appropriate senior representatives of the various disciplines of Defendant, including, but not limited to, officers of its accounting and legal departments.

ii.

The senior management controls committee shall adopt written policies and procedures for the performance of its transaction review function responsibilities as set forth in this Section 5.g.

iii.

The transaction review function of the senior management controls committee will be to review (aa) those transactions developed, marketed, or proposed by Defendant or by a counter-party that involve heightened legal, reputational, or regulatory risk, including but not limited to transactions with a primary purpose of enabling Defendant or a counter-party to obtain an accounting or financial reporting result, including, but not limited to, transferring financial assets off of Defendant’s or a counter-party’s balance sheet, extinguishing liabilities on Defendant’s or a counter-party’s balance sheet, avoiding charges or credits to Defendant’s or a counter-party’s income statement from changes in the value of assets of the party, deferring the recognition of income, earnings, or a known and quantified loss, or transferring risk through an insurance transaction in which a material term relating to such risk transfer (whether or not legally enforceable) is not reflected in the formal written contractual documentation for the transaction or (bb) any transaction or type of transaction that any member of the senior management controls committee, the Audit Committee, or Defendant’s independent auditor determines should be reviewed by the senior management controls committee.

iv.

Defendant will not engage in any transaction within the purview of the transaction review function of the senior management controls committee without first receiving the approval of the senior management controls committee. The senior management controls committee shall keep a written record of all such transactions presented for its review, the decision and reasons for the decision made on each such transaction presented for review, and the participants in any meeting(s) at which such transactions are reviewed.

v.

The senior management controls committee will be responsible for the effective review of all risks associated with the transactions within its transaction review function. As a result, the senior management controls committee will ensure that an assessment of legal and reputational risk is undertaken with respect to each such transaction. Among other things, the senior management controls committee will review whether each such transaction would violate any rules or regulations governing financial reporting promulgated by the Commission (“Reporting Standards”). When it deems it appropriate with respect to such transactions, the senior management controls committee will consult with outside experts regarding accounting, legal, regulatory, or other issues.

vi.

The senior management controls committee policies and procedures will address the circumstances in which Defendant or its outside accounting experts should communicate directly with the counterparty’s independent auditor regarding a proposed transaction that is subject to the transaction review function of the senior management controls committee.

vii.

To ensure that all transactions that fall within the transaction review function of the senior management controls committee are referred to the senior management controls committee, Defendant shall communicate in writing to its officers, directors, and employees the specific transactions that are subject to the transaction review function of the senior management controls committee and further shall communicate to its officers, directors, and employees that (aa) they should refer to the senior management controls committee any transaction that falls within the transaction review function of the senior management controls committee, (bb) referrals may be made anonymously, (cc) if it is unclear whether a transaction falls within the transaction review function of the senior management controls committee, they should err on the side of referral, and (dd) failure to refer such a transaction to the senior management controls committee is grounds for discipline, including dismissal.

viii.

Defendant shall establish an appropriate procedure by which officers, directors, and employees anonymously may report or make complaints about transactions to the senior management controls committee. Those means shall include a toll-free telephone line and an intranet website.

h.

The Independent Consultant shall treat and maintain information of the Defendant as strictly confidential and shall not disclose such information other than to the Commission Staff, and to the Independent Consultant’s personnel, agents or representatives who need to know such information for the purpose of the review contemplated herein, or as otherwise required by law. By agreeing to provide privileged information to the Independent Consultant as contemplated herein, Defendant does not intend to waive any protections of the attorney-client privilege or the attorney work product doctrine (or other privilege or doctrine) as to any third party, and intends only to effect a limited waiver as to the Independent Consultant and the Commission Staff as expressly contemplated herein. The Commission Staff will not assert that Defendant’s provision of information to the Independent Consultant constitutes a waiver of any protections of the attorney-client privilege or the attorney work product doctrine (or other privilege or doctrine) as to any third party.

6.

Defendant waives the entry of findings of fact and conclusions of law pursuant to Rule 52 of the Federal Rules of Civil Procedure.

7.

Defendant waives the right, if any, to a jury trial and to appeal from the entry of the Final Judgment.

8.

Defendant enters into this Consent voluntarily and represents that no threats, offers, promises, or inducements of any kind have been made by the Commission or any member, officer, employee, agent, or representative of the Commission to induce Defendant to enter into this Consent.

9.

Defendant agrees that this Consent shall be incorporated into the Final Judgment with the same force and effect as if fully set forth therein.

10.

Defendant will not oppose the enforcement of the Final Judgment on the ground, if any exists, that it fails to comply with Rule 65(d) of the Federal Rules of Civil Procedure, and hereby waives any objection based thereon.

11.

Defendant waives service of the Final Judgment and agrees that entry of the Final Judgment by the Court and filing with the Clerk of the Court will constitute notice to Defendant of its terms and conditions. Defendant further agrees to provide counsel for the Commission, within thirty days after the Final Judgment is filed with the Clerk of the Court, with an affidavit or declaration stating that Defendant has received and read a copy of the Final Judgment.

12.

Consistent with 17 C.F.R. § 202.5(f), this Consent resolves only the claims asserted against Defendant in this civil proceeding. Defendant acknowledges that no promise or representation has been made by the Commission or any member, officer, employee, agent, or representative of the Commission with regard to any criminal liability that may have arisen or may arise from the facts underlying this action or immunity from any such criminal liability. Defendant waives any claim of Double Jeopardy based upon the settlement of this proceeding, including the imposition of any remedy or civil penalty herein. Defendant further acknowledges that the Court’s entry of a permanent injunction may have collateral consequences under federal or state law and the rules and regulations of self-regulatory organizations, licensing boards, and other regulatory organizations. Such collateral consequences include, but are not limited to, a statutory disqualification with respect to membership or participation in, or association with a member of, a self-regulatory organization. This statutory disqualification has consequences that are separate from any sanction imposed in an administrative proceeding. In addition, in any disciplinary proceeding before the Commission based on the entry of the injunction in this action, Defendant understands that it shall not be permitted to contest the factual allegations of the complaint in this action.

13.

Defendant understands and agrees to comply with the Commission’s policy “not to permit a defendant or respondent to consent to a judgment or order that imposes a sanction while denying the allegation in the complaint or order for proceedings.” 17 C.F.R. § 202.5. In compliance with this policy, Defendant agrees:  (i) not to take any action or to make or permit to be made any public statement denying, directly or indirectly, any allegation in the complaint or creating the impression that the complaint is without factual basis; and (ii) that upon the filing of this Consent, Defendant hereby withdraws any papers filed in this action to the extent that they deny any allegation in the complaint. If Defendant breaches this agreement, the Commission may petition the Court to vacate the Final Judgment and restore this action to its active docket. Nothing in this paragraph affects Defendant’s:  (i) testimonial obligations; or (ii) right to take legal or factual positions in litigation or other legal proceedings in which the Commission is not a party.

14.

Defendant hereby waives any rights under the Equal Access to Justice Act, the Small Business Regulatory Enforcement Fairness Act of 1996, or any other provision of law to seek from the United States, or any agency, or any official of the United States acting in his or her official capacity, directly or indirectly, reimbursement of attorney’s fees or other fees, expenses, or costs expended by Defendant to defend against this action. For these purposes, Defendant agrees that Defendant is not the prevailing party in this action since the parties have reached a good faith settlement.

15.

In connection with this action and any related judicial or administrative proceeding or investigation commenced by the Commission or to which the Commission is a party, Defendant (i) agrees to use its best efforts to make its employees available for interviews with the Commission Staff at such times and places as the Commission Staff requests upon reasonable notice; (ii) will accept service by mail or facsimile transmission of notices or subpoenas issued by the Commission for documents or testimony at depositions, hearings, or trials, or in connection with any related investigation by Commission Staff; (iii) appoints Defendant’s undersigned attorney as agent to receive service of such notices and subpoenas; (iv) with respect to such notices and subpoenas, waives the territorial limits on service contained in

Rule 45 of the Federal Rules of Civil Procedure and any applicable local rules, provided that the Commission reimburses Defendant’s travel, lodging, and subsistence expenses at the then-prevailing U.S. Government per diem rates; and (v) consents to personal jurisdiction over Defendant in any United States District Court for purposes of enforcing any such subpoena.

16.

Defendant agrees that the Commission may present the Final Judgment to the Court for signature and entry without further notice.

17.

Defendant agrees that this Court shall retain jurisdiction over this matter for the purpose of enforcing the terms of the Final Judgment.

Dated: November 3rd, 2005	RenaissanceRe Holdings Ltd. By: /s/ Stephen H. Weinstein Stephen H. Weinstein Senior Vice President, General Counsel and Secretary Renaissance House 8-20 East Broadway Pembroke HM 19 Bermuda

STATE OF

)

)

ss.:
COUNTY OF

)

On November 3rd, 2005, Stephen H. Weinstein, a person known to me, personally appeared before me and acknowledged executing the foregoing Consent with full authority to do so on behalf of RenaissanceRe Holdings Ltd. as its Senior Vice President, General Counsel and Secretary.

Approved as to form: /s/ Stephen Greiner Stephen Greiner, Esq. Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019-6099 Attorneys for Defendant	/s/ Andrew Whalley Notary Public Commission expires: Does not expire ANDREW J. D. WHALLEY NOTARY PUBLIC APR #2 WINDERMERE MILL SHARES ROAD PEMBROKE BERMUDA

CORPORATE RESOLUTION

The undersigned, the Senior Vice President, General Counsel and Secretary of RenaissanceRe Holdings Ltd. (hereinafter “RenRe”), certifies that the following resolutions were duly enacted at a meeting of the Board of Directors of RenRe held on November 1, 2005:

RESOLVED:  That Stephen H. Weinstein, the Senior Vice President, General Counsel and Secretary of RenRe, be and hereby is authorized to act on behalf of RenRe and in his sole discretion, to negotiate, approve, accept and execute the “Consent and Undertakings of RenaissanceRe Holdings Ltd.” attached hereto, in connection with the investigation conducted by the Securities and Exchange Commission; in this connection, Mr. Weinstein be and hereby is authorized to undertake such actions as he may deem necessary and advisable; including the execution of such documentation as may be required by the Securities and Exchange Commission in order to carry out the foregoing.

I further certify that the aforesaid resolution has not been amended or revoked in any respect and is still in full force and effect.

IN WITNESS WHEREOF, I have duly executed this Certificate as a sealed instrument as the duly elected, qualified and acting Senior Vice President, General Counsel and Secretary of RenaissanceRe Holdings Ltd., hereunto authorized this 3rd day of November, 2005.

Dated: November 3rd, 2005	RENAISSANCERE HOLDINGS LTD. By: /s/ Stephen H. Weinstein Stephen H. Weinstein Its: Senior Vice President, General Counsel and Secretary

/s/ Andrew Whalley ANDREW J. D. WHALLEY NOTARY PUBLIC APR #2 WINDERMERE MILL SHARES ROAD PEMBROKE BERMUDA My commission does not expire.

The parties entitled to be notified of the entry hereof and the names and addresses of their respective attorneys, if any, are:

Plaintiff:

Ken C. Joseph, Esq.

United States Securities and Exchange Commission

Northeast Regional Office

3 World Financial Center

Room 4300

New York, NY 10281-1022

(212) 336-0042

Defendant:

Stephen Greiner, Esq.

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019-6099

(212) 728-8224